UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7362

Western Asset Municipal Partners Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset
Municipal Partners Fund Inc.
(MNP)

SEMI-ANNUAL REPORT

JUNE 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Western Asset
	Municipal Partners Fund Inc.

Semi-Annual Report • June 30, 2007

What’s	Letter from the Chairman	I
Inside
	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	9

	Statement of Operations	10

	Statements of Changes in Net Assets	11

	Financial Highlights	12

	Notes to Financial Statements	13

	Additional Shareholder Information	19

Fund Objective	Dividend Reinvestment Plan	20

The Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes,* consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

* Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax advisor.

Letter from the Chairman

Dear Shareholder,

The U.S. economy weakened during the six-month reporting period ended June 30, 2007. U.S. gross domestic product (“GDP”)[i] expanded 2.5% in the fourth quarter of 2006. In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The advance estimate for second quarter 2007 GDP growth was a solid 3.4%, its fastest rate since the first quarter of 2006. While consumer spending slowed, this was offset by a sharp increase in business spending and exports.

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

After increasing the federal funds rateii to 5.25% in June 2006 — the 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii held rates steady at its last eight meetings. In its statement accompanying the June 2007 meeting, the Fed stated: “The economy seems likely to continue to expand at a moderate pace over coming quarters.... Readings on core inflation have improved modestly in recent months. However, a sustained moderation in inflation pressures has yet to be convincingly demonstrated.... In these circumstances, the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. After falling during the first three months of the year, yields moved steadily higher over much of the second quarter of 2007. This was due, in part, to inflationary fears, a solid job market and mounting expectations that the Fed would not be cutting short-term rates in the foreseeable future. Two-year Treasury yields spiked to 5.10% on June 14th, versus a yield of 4.58% when the second quarter began. 10-year Treasury yields moved up even more dramatically, cresting at 5.26% on June 12th — their highest rate in five

Western Asset Municipal Partners Fund Inc.        I

years. In contrast, the yield on the 10-year Treasury was 4.65% at the end of March 2007. After their highs in mid June, yields then trended somewhat lower during the reporting period, as concerns regarding the subprime mortgage market triggered a flight to quality. As of June 30, 2007, the yields on two- and 10-year Treasuries were 4.87% and 5.03%, respectively.

The municipal bond market lagged its taxable bond counterparts over the six months ended June 30, 2007. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Index[v] returned 0.14% and 0.98%, respectively.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wide range of financial institutions and markets. As a result, other fixed income instruments have experienced increased price volatility.

Performance Review

For the six months ended June 30, 2007, the Western Asset Municipal Partners Fund Inc. returned -0.28% based on its net asset value (“NAV”)vi and -4.65% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 0.14% for the same time frame. The Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averagevii decreased 0.79%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.32 per share (which may have

II        Western Asset Municipal Partners Fund Inc.

included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2007 (unaudited)

Six-Month
Price Per Share	Total Return
$14.43 (NAV)	-0.28%
$13.22 (Market Price)	-4.65%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notices

At its Special Meeting of Shareholders held on June 15, 2007, shareholders of Western Asset Municipal Partners Fund II Inc. voted to approve the merger of that Fund with and into Western Asset Municipal Partners Fund Inc. The Special Meeting of Shareholders of Western Asset Municipal Partners Fund Inc. was adjourned to provide shareholders of that Fund an opportunity to further consider issues presented at the meeting. The Special Meeting of Shareholders of Western Asset Municipal Partners Fund Inc. reconvened on July 13, 2007. At that meeting, shareholders considered and voted on the merger (Proposal 1); the issuance of 900 additional shares of Auction Rate Preferred Stock, Series M, of Western Asset Municipal Partners Fund Inc. to holders of Auction Rate Preferred Stock Series M, of Western Asset Municipal Partners Fund II Inc. in connection with the merger (Proposal 2); and the amendment of the charter of Western Asset Municipal Partners Fund Inc. to allow the Board of Directors to authorize, create or issue, or increase the authorized or issued amount of, Auction Rate Preferred Stock, Series M, without separate shareholder approval (Proposal 3).

Effective prior to the opening of business on July 23, 2007, shareholders of Western Asset Municipal Partners Fund II Inc.

Western Asset Municipal Partners Fund Inc.        III

(which previously traded on the New York Stock Exchange under the symbol “MPT”) became shareholders of Western Asset Municipal Partners Fund Inc. As a result of the merger, each share of common stock of MPT converted into an equivalent dollar amount of full shares of common stock of MNP. In addition, each outstanding share of MPT Auction Rate Preferred Stock, Series M, converted into one full share of MNP Auction Rate Preferred Stock, Series M. Post merger, the Fund has 1,700 shares of Auction Rate Preferred Stock, Series M, outstanding.

As of July 20, 2007, the post-merger net assets of Western Asset Municipal Partners Fund Inc. totaled $155,781,297 and its net asset value per common share was $14.47 based on approximately 10,769,156 shares outstanding.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Prior to October 9, 2006, the Fund was known as Salomon Brothers Municipal Partners Fund Inc.

Looking for Additional Information?

The Fund is traded under the symbol “MNP” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMNPX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

IV        Western Asset Municipal Partners Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 27, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to risk, including the possible loss of the principal amount that you invest in the Fund. Certain investors may be subject to the Federal Alternative Minimum Tax (AMT), and state and local taxes will apply. Capital gains, if any, are fully taxable. As interest rates rise, bond prices fall, reducing the value fo the Fund’s fixed income securities. Lower-rated, higher-yielding bonds are subject to greater credit risk than higher-rated obligations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 55 funds in the Fund’s Lipper category.

Western Asset Municipal Partners Fund Inc.        V

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

*  A refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal, interest and any call premium, either to a call date (in the case of a prefunded bond), or to maturity (in the case of an escrowed to maturity bond). This is accomplished with the proceeds of a refunding issue. Once refunded, a bond takes on the credit quality of the securities held in the escrow. Bonds are commonly refunded to achieve savings when interest rates decline, though sometimes issuers refund a bond to relieve themselves of legal covenants in the refunded issue which they feel have become too restrictive.

Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report        1

Schedule of Investments (June 30, 2007) (unaudited)

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

Face
Amount	Security	Value
MUNICIPAL BONDS — 98.4%
California — 5.5%
$1,000,000	California Health Facilities Financing Authority Revenue, Cedars-Sinai Medical Center, 5.000% due 11/15/34	$1,006,750
	California State, GO:
1,555,000	Call 6/1/11 @ 100, 5.125% due 6/1/24 (a)	1,626,483
20,000	Unrefunded Balance, 5.125% due 6/1/24	20,750
1,250,000	Huntington Beach, CA, Union High School District, GO, Election 2004, FSA-Insured, 5.000% due 8/1/29	1,289,825
2,000,000	Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Subordinated Series A-1, FSA-Insured, 5.000% due 7/1/35	2,065,240
	Total California	6,009,048
Colorado — 1.5%
600,000	Colorado Health Facilities Authority Revenue, Poudre Valley Health Care, Series F, 5.000% due 3/1/25	601,098
	Colorado Springs, CO, Hospital Revenue:
505,000	6.375% due 12/15/30	538,850
495,000	Call 12/15/10 @ 101, 6.375% due 12/15/30 (a)	536,451
	Total Colorado	1,676,399
Hawaii — 1.9%
2,000,000	Hawaii State Airport System Revenue, Series B, FGIC-Insured, 6.000% due 7/1/19 (b)	2,114,820
Illinois — 13.1%
3,750,000	Chicago, IL, Board of Education, GO, Chicago School Reform, AMBAC-Insured, Call 12/1/07 @ 102, 5.750% due 12/1/27 (a)	3,854,587
	Chicago, IL, Midway Airport Revenue:
2,000,000	Series A, MBIA-Insured, 5.500% due 1/1/29	2,022,440
2,000,000	Series B, MBIA-Insured, 5.625% due 1/1/29 (b)	2,021,880
2,000,000	Chicago, IL, GO, Park District, Refunding, Series D, FGIC-Insured, 5.000% due 1/1/29	2,064,320
1,000,000	Illinois EFA Revenue, Northwestern University, 5.500% due 12/1/13	1,060,710
1,500,000	Illinois Health Facilities Authority Revenue, Refunding, Lutheran General Health System, Series C, 7.000% due 4/1/14	1,708,335
1,500,000	Illinois State, GO, First Series, FSA-Insured, 5.500% due 5/1/16	1,647,645
	Total Illinois	14,379,917
Indiana — 3.7%
	Indiana Bond Bank Revenue, Series B:
1,125,000	5.000% due 8/1/23	1,147,432
625,000	Call 8/1/10 @ 101, 5.000% due 8/1/23 (a)	649,613
1,195,000	Indiana Health Facility Financing Authority, Hospital Revenue, Community Hospital Project, Series A, AMBAC-Insured, 5.000% due 5/1/35	1,224,505
1,000,000	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	1,044,530
	Total Indiana	4,066,080

See Notes to Financial Statements.

2        Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face
Amount	Security	Value
Iowa — 1.0%
$1,000,000	Iowa Finance Authority, Hospital Facility Revenue, Call 2/15/10 @ 101, 6.750% due 2/15/16 (a)	$1,077,680
Kansas — 1.4%
1,430,000	Kansas State Development Finance Authority, Health Facilities Revenue, Sisters of Charity, Series J, 6.250% due 12/1/28	1,516,758
Maryland — 6.3%
	Maryland State Health & Higher Educational Facilities Authority Revenue:
1,500,000	Carroll County General Hospital, 6.000% due 7/1/37	1,593,630
1,000,000	Suburban Hospital, Series A, 5.500% due 7/1/16	1,063,840
	University of Maryland Medical Systems:
500,000	6.000% due 7/1/32	529,835
1,000,000	Call 7/1/10 @ 101, 6.750% due 7/1/30 (a)	1,088,400
2,500,000	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC-Insured, 5.500% due 4/1/15 (b)	2,647,425
	Total Maryland	6,923,130
Massachusetts — 5.5%
2,500,000	Massachusetts State Health & EFA Revenue, Partners Healthcare System, Series C, 5.750% due 7/1/32	2,656,000
	Massachusetts State Water Pollution Abatement Trust Revenue,
	MWRA Program, Series A:
2,540,000	5.750% due 8/1/29	2,649,957
630,000	Call 8/1/09 @ 101, 5.750% due 8/1/29 (a)	659,597
	Total Massachusetts	5,965,554
Michigan — 4.2%
	Michigan State, Hospital Finance Authority Revenue:
3,000,000	Refunding, Sparrow Hospital Obligated, 5.000% due 11/15/36	3,007,050
1,500,000	Trinity Health, Series C, 5.375% due 12/1/30	1,560,270
	Total Michigan	4,567,320
New Hampshire — 0.1%
75,000	New Hampshire State HFA, Single-Family Residential Revenue, Series A, 6.800% due 7/1/15 (b)	75,740
New Jersey — 9.8%
	New Jersey EDA:
5,150,000	PCR, Revenue, Public Service Electric and Gas Co. Project, Series A, MBIA-Insured, 6.400% due 5/1/32 (b)	5,190,994
4,450,000	Water Facilities Revenue, New Jersey American Water Co. Inc. Project, Series A, FGIC-Insured, 6.875% due 11/1/34 (b)	4,501,308
1,000,000	New Jersey Health Care Facilities Financing Authority Revenue, Hackensack University Medical Center, 6.000% due 1/1/25	1,045,080
	Total New Jersey	10,737,382

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report        3

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face
Amount	Security	Value
New York — 11.1%
	New York City, NY, GO:
	Series A:
$10,000	6.000% due 5/15/30	$10,566
990,000	Call 5/15/10 @ 101, 6.000% due 5/15/30 (a)	1,056,003
500,000	Series G, 5.000% due 12/1/33	512,755
	New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:
1,000,000	Series B, 5.125% due 6/15/31	1,027,900
2,000,000	Series D, 5.000% due 6/15/37	2,055,480
	New York City, NY, TFA Revenue:
140,000	Future Tax Secured, Series A, Call 11/15/12 @ 100, 5.500% due 11/15/17 (a)	150,555
1,110,000	Unrefunded Balance, Future Tax Secured, Series A, 5.500% due 11/15/17	1,186,523
5,365,000	New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue, Non State Supported Debt, Series A, AMBAC-Insured, 5.500% due 5/15/30 (c)	6,117,870
	Total New York	12,117,652
North Carolina — 1.1%
1,200,000	North Carolina Medical Care Commission Health Care Facilities Revenue, Novant Health Obligation Group, 5.000% due 11/1/39	1,215,108
Ohio — 6.2%
6,700,000	Ohio State Water Development Authority, Solid Waste Disposal Revenue, North Star BHP Steel, Cargill Inc., 6.300% due 9/1/20 (b)(c)	6,835,876
Pennsylvania — 1.2%
	Philadelphia, PA:
1,000,000	Gas Works Revenue, 7th Series-1998, General Ordinance, 5.000% due 10/1/23	1,043,990
250,000	School District, GO, Series A, FSA-Insured, Call 2/1/12 @ 100, 5.500% due 2/1/31 (a)	265,593
	Total Pennsylvania	1,309,583
Tennessee — 3.4%
3,500,000	Memphis-Shelby County, TN, Airport Authority Revenue, Series D, AMBAC-Insured, 6.000% due 3/1/24 (b)	3,676,050
Texas — 12.1%
2,500,000	Aledo, TX, GO, ISD, School Building, Series A, PSF-Insured, 5.000% due 2/15/30	2,563,600
1,000,000	Edgewood, TX, ISD, PSFG-Insured, 5.250% due 2/15/18	1,061,110
1,500,000	Houston, TX, Utility System Revenue, Combined First Lien, FSA-Insured, 5.000% due 11/15/35	1,539,150
1,600,000	Lake Dallas, TX, GO, ISD, School Building, PSF-Insured, 5.000% due 8/15/34	1,634,528
100,000	North Harris Montgomery Community College District, TX, GO, FGIC-Insured, 5.375% due 2/15/16	105,531
2,500,000	San Antonio, TX, Electric and Gas, Refunding, 5.000% due 2/1/17	2,620,125
3,500,000	Texas State Turnpike Authority Revenue, First Tier, Series A, AMBAC-Insured, 5.500% due 8/15/39	3,696,175
	Total Texas	13,220,219

See Notes to Financial Statements.

4        Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face
Amount	Security	Value
Washington — 9.3%
$1,000,000	Chelan County, WA, Public Utility District, Chelan Hydro System No.1, Construction Revenue, Series A, AMBAC-Insured, 5.450% due 7/1/37 (b)	$1,035,900
1,395,000	King County, WA, GO, Refunding, Series B, MBIA-Insured, 5.000% due 1/1/30	1,409,369
2,000,000	Port of Seattle, WA, Revenue, Refunding, Intermediate Lien, Series A, MBIA-Insured, 5.000% due 3/1/30	2,056,300
4,250,000	Seattle, WA, GO, Series B, FSA-Insured, Call 12/1/09 @ 101, 5.750% due 12/1/28 (a)	4,474,655
1,200,000	Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Series A, MBIA-Insured, 5.125% due 7/1/17	1,232,904
	Total Washington	10,209,128
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $104,681,765)	107,693,444
SHORT-TERM INVESTMENTS — 1.6%
Colorado — 0.5%
300,000	Colorado Educational & Cultural Facilities Authority, Revenue, National Jewish Federation Bond Program, Series A-1, LOC-Bank of America, 3.860%, 7/2/07 (d)	300,000
200,000	Colorado Springs, CO, Revenue, Colorado College Project, SPA- JPMorgan Chase, 3.930%, 7/2/07 (d)	200,000
	Total Colorado	500,000
Pennsylvania — 0.3%
300,000	Geisinger Authority, PA, Health System Revenue, Geisinger Health System, Series C, SPA-Wachovia Bank, 3.860%, 7/2/07 (d)	300,000
Utah — 0.8%
900,000	Murray City, UT, Hospital Revenue, IHC Health Services Inc., Series C, 3.860%, 7/2/07 (d)	900,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $1,700,000)	1,700,000
	TOTAL INVESTMENTS — 100.0% (Cost — $106,381,765#)	$109,393,444

(a)  Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(b)  Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)  All or portion of this security is segregated for open futures contracts.

(d)  Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#    Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report        5

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Abbreviations used in this schedule:

AMBAC	– Ambac Assurance Corporation
DFA	– Development Finance Agency
EDA	– Economic Development Authority
EFA	– Educational Facilities Authority
FGIC	– Financial Guaranty Insurance Company
FSA	– Financial Security Assurance
GO	– General Obligation
HFA	– Housing Finance Authority
ISD	– Independent School District
LOC	– Letter of Credit
MBIA	– Municipal Bond Investors Assurance Corporation
MWRA	– Massachusetts Water Resources Authority
PCR	– Pollution Control Revenue
PSF	– Permanent School Fund
PSFG	– Permanent School Fund Guaranty
SPA	– Standby Bond Purchase Agreement
TFA	– Transitional Finance Authority

Summary of Investments by Industry* (unaudited)

Hospitals	17.3%
Pollution Control	14.4
Transportation	14.2
Pre-Refunded	14.1
Utilities	11.1
General Obligation	10.3
Education	7.7
Water and Sewer	6.1
Electric	1.9
Life Care Systems	1.4
Tax Allocation	1.1
Public Facilities	0.3
Housing: Single Family	0.1
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of June 30, 2007 and are subject to change.

Ratings Table (June 30, 2007) (unaudited)

As a Percent of Total Investments
S&P/Moody’s**
AAA/Aaa	64.0%
AA/Aa	14.0
A	17.4
BBB/Baa	3.0
A-1/VMIG1	1.6
100.0%

**  S&P primary rating; Moody’s secondary.

See pages 7 and 8 for definitions of ratings.

See Notes to Financial Statements.

6        Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report        7

Bond Ratings (unaudited) (continued)

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

8        Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report

Statement of Assets and Liabilities (June 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $106,381,765)	$109,393,444
Cash	9,431
Interest receivable	1,647,969
Receivable for securities sold	80,000
Receivable from broker — variation margin on open futures contracts	52,500
Prepaid expenses	22,660
Total Assets	111,206,004
LIABILITIES:
Investment management fee payable	50,225
Distributions payable to Auction Rate Cumulative Preferred Stockholders	20,551
Directors’ fees payable	17,650
Accrued expenses	73,165
Total Liabilities	161,591
Auction Rate Cumulative Preferred Stock (800 shares authorized and issued at $50,000 per share) (Note 4)	40,000,000
Total Net Assets	$71,044,413

NET ASSETS:
Par value ($0.001 par value; 4,922,314 common shares issued and outstanding; 100,000,000 common shares authorized)	$4,922
Paid-in capital in excess of par value	67,728,935
Undistributed net investment income	171,175
Accumulated net realized gain on investments	58,508
Net unrealized appreciation on investments and futures contracts	3,080,873
Total Net Assets	$71,044,413

Shares Outstanding	4,922,314
Net Asset Value	$14.43

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report        9

Statement of Operations (For the six months ended June 30, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$2,855,876
EXPENSES:
Investment management fee (Note 2)	307,568
Legal fees	56,868
Auction agent fees	54,739
Shareholder reports	42,922
Directors’ fees	37,951
Audit and tax	28,573
Transfer agent fees	21,411
Stock exchange listing fees	8,993
Insurance	1,167
Custody fees	640
Miscellaneous expenses	15,220
Total Expenses	576,052
Net Investment Income	2,279,824
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	85,214
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,960,584)
Futures contracts	69,194
Change in Net Unrealized Appreciation/Depreciation	(1,891,390)
Net Loss on Investments and Futures Contracts	(1,806,176)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income	(731,606)
Decrease in Net Assets From Operations	$(257,958)

See Notes to Financial Statements.

10        Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended June 30, 2007 (unaudited)
and the year ended December 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$2,279,824	$4,951,566
Net realized gain (loss)	85,214	(45,683)
Change in net unrealized appreciation/depreciation	(1,891,390)	(149,966)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from:
Net investment income	(731,606)	(1,356,200)
Net realized gains	—	(10,673)
Increase (Decrease) in Net Assets From Operations	(257,958)	3,389,044
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE 1):
Net investment income	(1,590,685)	(4,260,337)
Net realized gains	—	(17,529)
Decrease in Net Assets From Distributions to Common Shareholders	(1,590,685)	(4,277,866)
FUND SHARE TRANSACTIONS:
Cost of tendered shares (259,070 and 575,710 tender shares, respectively) (Note 9)	(3,735,789)	(8,209,625)
Decrease in Net Assets From Fund Share Transactions	(3,735,789)	(8,209,625)
Decrease in Net Assets	(5,584,432)	(9,098,447)
NET ASSETS:
Beginning of period	76,628,845	85,727,292
End of period*	$71,044,413	$76,628,845

*Includes undistributed net investment income of:	$171,175	$213,642

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report        11

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2007(1)(2)		2006(2)	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.79		$14.89	$15.33	$15.52	$15.35	$14.38
Income (Loss) From Operations:
Net investment income	0.46		0.90	0.92	0.93	0.95	1.00
Net realized and unrealized gain (loss)	(0.37)		(0.01)	(0.32)	(0.12)	0.13	0.86
Distributions paid to Auction Rate Cumulative
Preferred Stockholders from:
Net investment income	(0.15)		(0.25)	(0.17)	(0.08)	(0.07)	(0.10)
Net realized gains	—		(0.00) (3)	(0.00) (3)	(0.01)	—	—
Total Income (Loss) From Operations	(0.06)		0.64	0.43	0.72	1.01	1.76
Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.32)		(0.77)	(0.84)	(0.84)	(0.84)	(0.79)
Net realized gains	—		(0.00) (3)	(0.03)	(0.07)	—	—
Total Distributions Paid to Common Stock Shareholders	(0.32)		(0.77)	(0.87)	(0.91)	(0.84)	(0.79)
Increase in Net Asset Value Due to Shares Repurchased in Tender Offer	0.02		0.03	—	—	—	—
Net Asset Value, End of Period	$14.43		$14.79	$14.89	$15.33	$15.52	$15.35
Market Price, End of Period	$13.22		$14.19	$13.60	$13.45	$14.00	$13.40
Total Return, Based on NAV(4)(5)	(0.28)%		4.68%	2.85%	4.82%	6.78%	12.52%
Total Return, Based on Market Price(5)	(4.65)%		10.22%	7.64%	2.68%	11.07%	12.93%
Net Assets, End of Period (000s)	$71,044		$76,629	$85,727	$88,262	$89,364	$88,382
Ratios to Average Net Assets:(6)
Gross expenses	1.60	%(7)	1.41%	1.30%	1.32%	1.32%	1.34%
Net expenses	1.60	(7)	1.41 (8)	1.30	1.32	1.32	1.34
Net investment income	6.32	(7)	6.09	6.07	6.05	6.17	6.70
Portfolio Turnover Rate	9%		18%	40%	38%	57%	71%
Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$40,000		$40,000	$40,000	$40,000	$40,000	$40,000
Asset Coverage Per Share	138,806		145,786	157,159	160,328	161,705	160,478
Involuntary Liquidating Preference Per Share(9)	50,000		50,000	50,000	50,000	50,000	50,000
Average Market Value Per Share(9)	50,000		50,000	50,000	50,000	50,000	50,000

(1)  For the six months ended June 30, 2007 (unaudited).

(2)  Per share amounts have been calculated using the average shares method.

(3)  Amount represents less than $0.01 per share.

(4)  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)  Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred stockholders.

(7)  Annualized.

(8)  Reflects fee waivers and/or expense reimbursements.

(9)  Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

12        Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.          Organization and Significant Accounting Policies

Western Asset Municipal Partners Fund Inc. (the “Fund”) was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report	13

Notes to Financial Statements (unaudited) (continued)

(c) Concentration of Credit Risk. Since the Fund invests a portion of its assets in obligations of issuers within a single state, it may be subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting that state.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions to common shareholders from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 4.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.          Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly at an annual rate of 0.55% of the Fund’s average weekly net assets. For purposes of calculating this fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s net assets.

LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

14	Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.          Investments

During the six months ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 9,709,333
Sales	13,237,801

At June 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 3,622,447
Gross unrealized depreciation	(610,768)
Net unrealized appreciation	$ 3,011,679

At June 30, 2007, the Fund had the following open futures contract:

	Number of	Expiration	Basis	Market	Unrealized
Contracts to Buy:	Contracts	Date	Value	Value	Gain
U.S. Treasury 10 Year Notes	105	9/07	$ 11,029,634	$ 11,098,828	$ 69,194

4.   Auction Rate Preferred Stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Preferred Stock, Series M (“Preferred Stock”), at an offering price of $50,000 per share. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rates on the Preferred Stock during the six months ended June 30, 2007 ranged from 3.250% to 4.500%. The weighted average dividend rate for the six months ended June 30, 2007 was 3.690%.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report	15

Notes to Financial Statements (unaudited) (continued)

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock.

The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected.

The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

5.          Distributions Subsequent to June 30, 2007

Common Stock Distributions. On May 18, 2007, the Board of Directors of the Fund declared two common stock distributions from net investment income, each in the amount of $0.05 per share, payable on July 27, 2007 and August 31, 2007 to shareholders of record on July 20, 2007 and August 24, 2007, respectively.

6.          Capital Loss Carryforward

On December 31, 2006, the Fund had a capital loss carryforward of approximately $43,010 which expires on December 31, 2014. This amount will be available to offset any future taxable gains.

7.   Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) of the 1940 Act and related Rule 19a-1 generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

16	Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

8.   Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes— an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

***

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

9.   Tender Offer

On January 17, 2007, the Fund, in accordance with its tender offer for up to 259,070 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $14.42 per share (98% of the net asset value per share of $14.71). These shares represent 5% of the Fund’s then outstanding shares.

10.   Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Fund, and therefore of the Fund’s shares. Such a decision

Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities.

11.   Subsequent Event

On July 23, 2007, the Fund announced the completion of the merger of Western Asset Municipal Partners Fund II Inc. with and into Western Asset Municipal Partners Fund Inc. Effective with the opening of business on July 23, 2007, shareholders of Western Asset Municipal Partners Fund II Inc., (which previously traded on the New York Stock Exchange under the symbol “MPT”) became shareholders of Western Asset Municipal Partners Inc. (MNP). Each share of common stock of MPT converted into an equivalent dollar amount of full shares of common stock of MNP. The conversion ratio was calculated at 0.973323. MNP did not issue any fractional shares to MPT common shareholders. In lieu thereof, MNP purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former MPT common shareholders in the proportion of their fractional shares. In addition, each outstanding share of MPT Auction Rate Preferred Stock, Series M converted into one full share of MNP Auction Rate Preferred Stock, Series M.

18	Western Asset Municipal Partners Fund Inc. 2007 Semi-Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On July 13, 2007, a Special Meeting of Shareholders was held to approve: (1) the merger of Western Asset Municipal Partners II Inc. (“MPT”) with and into Western Asset Municipal Partners Inc. (“MNP”); (2) the issuance of 900 shares of auction rate preferred stock; and (3) the amendment of the MNP’s charter. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Approval of Merger, Issuance of Auction Rate Preferred Stock and Amendment of Charter

Item Voted On	Common Shares Votes For	Preferred Shares Votes For	Common Shares Votes Against	Preferred Shares Votes Against	Common Shares Abstaining	Preferred Shares Abstaining	Broker Non-Votes
Merger	2,615,734	402	102,923	1	33,208	2	—
Issuance of Preferred Shares	N/A	402	N/A	1	N/A	2	—
Amendment of Charter	2,488,963	402	196,585	1	66,318	2	—

The Annual Meeting of Shareholders of Western Asset Municipal Partners Fund Inc. was held on March 30, 2007, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Nominees	Common Shares Votes For	Preferred Shares Votes For	Common Shares Votes Withheld	Preferred Shares Votes Against
William R. Hutchinson	3,853,854	604	205,752	0
Jeswald W. Salacuse	3,822,238	604	237,322	0

At June 30, 2007, in addition to William R. Hutchinson and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

Dr. Riordan Roett

Western Asset Municipal Partners Fund Inc.	19

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the SEC, the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment Plan (“Plan”), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a distribution on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund’s Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash.

20	Western Asset Municipal Partners Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

There is no charge to participants for reinvesting of distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant. The receipt of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant’s shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distributions paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days’ written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Municipal Partners Fund Inc.	21

Western Asset Municipal Partners Fund Inc.

DIRECTORS	AUCTION AGENT
Carol L. Colman	Deutsche Bank
Daniel P. Cronin	60 Wall Street
Paolo M. Cucchi	New York, New York 10005
Leslie H. Gelb
R. Jay Gerken, CFA	CUSTODIAN
Chairman	State Street Bank and Trust
William H. Hutchinson	Company
Dr. Riordan Roett	225 Franklin Street
Jeswald W. Salacuse	Boston, Massachusetts 02110

OFFICERS	TRANSFER AGENT
R. Jay Gerken, CFA	American Stock Transfer &
President and Chief	Trust Company
Executive Officer	59 Maiden Lane
New York, New York 10038
Kaprel Ozsolak
Chief Financial Officer and
Treasurer	INDEPENDENT
REGISTERED PUBLIC
Ted P. Becker	ACCOUNTING FIRM
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer

INVESTMENT MANAGER
Legg Mason Partners Fund	LEGAL COUNSEL
Advisor, LLC	Simpson Thacher &
Bartlett LLP
SUBADVISER	425 Lexington Avenue
Western Asset Management	New York, New York 10017
Company
NEW YORK STOCK
EXCHANGE SYMBOL
MNP

This report is transmitted to the shareholders of Western Asset Municipal Partners Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Western Asset Municipal
Partners Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices from shares of its common stock in the open market.

American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038 WASX010083 8/07 SR07-395

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each Fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC

Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates)

manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)      Not applicable.

Exhibit 99.CODE ETH

(a) (2)      Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal Partners Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Municipal Partners Fund Inc.

Date:	August 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Municipal Partners Fund Inc.

Date:	August 28, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Municipal Partners Fund Inc.

Date:	August 28, 2007